UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2011

Scorpion Performance, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-52859	65-0979606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5817 NW 44th Avenue, Ocala, FL 34482

(Address of Principal Executive Offices) (Zip Code)

(352) 512-0800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On August 3, 2011 Scorpion Performance, Inc. (the “Company”) dismissed RBSM LLP ("RBSM") as the Company's independent registered public accounting firm and Alan R. Swift, CPA, P.A. was appointed to serve as the Company's independent registered public accounting firm by the Company's sole director.

RBSM’s report on the Company’s consolidated financial statements for the year ended December 31, 2010 contained an explanatory paragraph that noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to a deficit in capital and working capital and significant losses incurred. Other than the foregoing, the report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal year and the subsequent interim period preceding its dismissal, there were (i) no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested RBSM to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of the letter from RBSM is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On August 3, 2011, the sole director approved the engagement of Alan R. Swift, CPA, P.A. ("Swift") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

During the Company’s two most recent fiscal years and the subsequent interim period preceding its engagement, neither the Company nor anyone on its behalf consulted Swift regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Swift concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively.

Item 9.01   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2011

Scorpion Performance, Inc.

By:	/s/ Robert Stopanio
President and Principal Executive Officer